Long-Term Time Deposits and Held-to-Maturity Investments - Summary of Estimated Amortized Cost of Long Term Time Deposits and Held-to-Maturity Investments (Detail) - Long Term Investments - Corporate Debt Securities
¥ in Millions, $ in Millions
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Due in 1 year through 2 years	¥ 22,303	$ 3,141	¥ 11,089
Due in 2 years through 3 years	2,063	291	12,240
Due in 3 years through 5 years	300	42	300
Total	¥ 24,666	$ 3,474	¥ 23,629